UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2007

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2007, APAC Customer Services, Inc. (the "Company") entered into: (i) Amendment No. 1 to Second Amended and Restated Loan and Security Agreement (the "LaSalle Amendment") with LaSalle Bank National Association ("LaSalle"), as lender and agent, and the financial institutions from time to time parties thereto as lenders; and (ii) a First Amendment to its Second Lien Loan and Security Agreement (the "Atalaya Amendment" and, collectively with the LaSalle Amendment, the "Amendments") with Atalaya Funding II, L.P. as lender and Atalaya Administrative LLC, as agent.

Pursuant to the terms of the Amendments, LaSalle and Atalaya Funding II, L.P. and Atalaya Administrative LLC agreed, among other things, to adjust certain financial covenants including the maximum restructuring cash dispursements covenant, the EBITDA covenant, and the leverage covenant.

For more details regarding the terms of the Amendments refer to the Amendments which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are hereby incorporated by reference into this filing in their entirely.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Lender and Agent, and APAC Customer Services, Inc., as Borrower, dated June 29, 2007.

Exhibit 10.2 First Amendment to Second Lien Loan and Security Agreement, by and among Atalaya Funding II, L.P., as Lender, Atalaya Administrative LLC, as Agent, and APAC Customer Services, Inc., as Borrower, dated June 29, 2007.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates, and projections of future events and financial performance and the assumptions on which those expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors that can cause actual events and results to differ materially from historic results or those projected. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company's actual results to differ from historical results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of its client contracts; availability of cash flows from operations and borrowing availability under its loan agreements; its ability to comply with its debt covenants; the ultimate resolution of its dispute with the Internal Revenue Service; its ability to effectively manage customer care center capacity and offshore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with its Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s quarterly report on Form 10-Q for the quarter ended April 1, 2007. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

July 3, 2007	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Lender and Agent, and APAC Customer Services, Inc., as Borrower, dated June 29, 2007.
10.2	First Amendment to Second Lien Loan and Security Agreement, by and among Atalaya Funding II, L.P., as Lender, Atalaya Administrative LLC, as Agent, and APAC Customer Services, Inc., as Borrower, dated June 29, 2007.